SIMPLE AGREEMENT FOR FUTURE EQUITY	12 Months Ended
Oct. 31, 2023
Simple Agreement For Future Equity
SIMPLE AGREEMENT FOR FUTURE EQUITY

NOTE 10 – SIMPLE AGREEMENT FOR FUTURE EQUITY

On July 10, 2023, the Company entered into a Simple Agreement for Future Equity (the “SAFE”) with Varea, Inc. ("Varea"), a Delaware corporation. Pursuant to the SAFE, the Company is investing $500,000.00 (the "Purchase Amount") in Varea in exchange for the right to certain shares of Varea's Capital Stock. The agreement specifies that the Purchase Amount will be used for the Company's business operations over the next 12 months, subject to an agreed-upon budget.

Prior to entering this SAFE, the Company had an existing financial arrangement with Varea LLC, whereby Varea LLC invoiced the Company for services rendered, which were recorded as expenses by HNOI. However, recognizing the potential for a more mutually beneficial arrangement, Varea Inc. proposed a revised approach. Under the newly proposed approach, Varea Inc. would submit a detailed budget outlining their anticipated monthly expenses, and HNO International, Inc. would view these expenses as an investment opportunity rather than mere costs. In exchange for funding Varea Inc.'s expenses, HNO International, Inc. would receive a post-money SAFE, which represents a future right to certain shares of Varea's Capital Stock. The transition from the previous invoicing system to the investment-based financial arrangement was agreed by both parties. The terms and conditions of the agreement, including the conversion of expenses into a potential future return on investment, were thoroughly assessed and discussed.

The balance of the SAFE on October 31, 2023, was $103,821.